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                                                                    EXHIBIT 23.4



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of Mattel, Inc. of our report dated January 31, 1994 relating to the consolidated financial statements of Kransco, which appears in the Current Report on Form 8-K/A-1 of Mattel, Inc. dated June 30, 1994. We also consent to the reference to us under the heading "Experts" in such Prospectus.



PRICE WATERHOUSE LLP

San Francisco, California
August 3, 1994